Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Annual Report of Valaris Limited (the "Company") on Form 10-K for the period ending December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Darin Gibbins, Interim Chief Financial Officer and VP — Investor Relations & Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Darin Gibbins
Darin Gibbins Interim Chief Financial Officer and VP — Investor Relations & Treasurer
February 22, 2022